Exhibit 99.2

DaVita Dialysis

CHCT
LISTED
NYSE

COMMUNITY
HEALTHCARE
TRUST

Second Quarter 2026 Supplemental Information

Second Quarter 2026 Supplemental Information

Corporate Information

Community Healthcare Trust Incorporated
3326 Aspen Grove Drive, Suite 150
Franklin, TN 37067
About CHCT

$1.25bn	197	$101.4m	4.5m
Gross Real Estate Investments	Property Count	Annualized NOI	Square Feet

Executive Management Team		Covering Analysts

David H. Dupuy		A. Goldfarb
Chief Executive Officer and President		Piper Sandler

William G. Monroe IV		J. Kammert
Executive Vice President, Chief Financial Officer		Evercore ISI

Leigh Ann Stach		M. Lewis
Executive Vice President, Chief Accounting Officer		Truist Securities

Mark Kearns		B. Oxford
Senior Vice President, Asset Management		Colliers International Securities

R. Stevenson
Huntington Securities

Board Of Directors		Contacts

Alan Gardner		Investor Relations
Chairman of the Board		Phone: 615-771-3052

Robert Hensley		E-mail: Investorrelations@chct.reit
Audit Committee Chair		Website: www.chct.reit

Claire Gulmi
Compensation Committee Chair		Transfer Agent

R. Lawrence Van Horn		Equiniti Trust Company
ESG Committee Chair		1-800-937-5449

Cathrine Cotman
Board Member		Independent Registered Public Accounting Firm

David H. Dupuy		BDO USA, P.C.
Board Member		501 Commerce Street, Suite 1400
Nashville, TN 37203

Second Quarter 2026 Supplemental Information	3

Company Snapshot

2Q 2026
Gross real estate investments (in thousands) (1)	$1,249,684
Total properties	197
% Leased	89.8%
Total square feet owned	4,520,097
Weighted Average remaining lease term (years)	7.2

Cash and cash equivalents (in thousands)	$2,673
Debt to Total Capitalization	43.9%
Interest rate per annum on Revolving Line of Credit	5.3%
Weighted average interest rate per annum on Term Loans (2)	4.7%

Equity market cap (in millions)	$523.8
Quarterly dividend paid in the period (per share)	$0.48
Quarter end stock price (per share)	$18.28
Dividend yield	10.5%
Common shares outstanding	28,654,743
___________
(1) Includes one property with sales-type leases.
(2) Term Loans are fully hedged; this rate represents the weighted average hedged rates.

Second Quarter 2026 Supplemental Information	4

Financial Highlights (Amounts in thousands, except per share data)

Statements Of Operations Items	2Q 2026	1Q 2026	4Q 2025	3Q 2025	2Q 2025

Revenues	$31,224	$31,524	$30,946	$31,086	$29,085
Net income (loss)	$2,364	$2,548	$14,428	$1,640	($12,557)
NOI	$25,359	$25,155	$24,932	$25,156	$23,500
EBITDAre	$20,472	$20,050	$20,173	$20,505	$4,274
Adjusted EBITDAre	$23,250	$22,761	$22,772	$22,970	$20,068
FFO	$13,218	$13,399	$13,329	$13,547	$6,336
AFFO	$15,405	$15,350	$14,943	$15,099	$13,585
FAD	$12,994	$13,313	$11,578	$11,863	$11,289

Per Diluted Share:
Net income (loss) attributable to common shareholders	$0.06	$0.07	$0.51	$0.03	($0.50)
FFO	$0.48	$0.49	$0.49	$0.50	$0.23
AFFO	$0.56	$0.56	$0.55	$0.56	$0.50

Balance Sheet Items	2Q 2026	1Q 2026	4Q 2025	3Q 2025	2Q 2025
Assets
Total real estate properties	$1,241,615	$1,238,080	$1,203,229	$1,190,151	$1,158,312
Total assets	$1,003,595	$1,010,093	$990,757	$987,261	$966,292

Capitalization
Net debt	$559,321	$559,260	$532,199	$530,138	$500,077
Total capitalization	$1,275,156	$1,271,561	$1,241,902	$1,229,442	$1,200,858
Net debt/total capitalization	43.9%	44.0%	42.9%	43.1%	41.6%
Market valuation	$523,809	$454,006	$467,501	$435,613	$471,766
Enterprise value	$1,080,457	$1,010,649	$996,360	$962,368	$966,980

Second Quarter 2026 Supplemental Information	5

Consolidated Balance Sheets (Amounts in thousands)

Assets	2Q 2026	1Q 2026	4Q 2025	3Q 2025	2Q 2025
Land and land improvements	$163,506	$162,587	$154,673	$154,272	$152,887
Buildings, improvements, and lease intangibles	1,077,295	1,074,680	1,047,743	1,035,070	1,004,616
Personal property	814	813	813	809	809
Total real estate properties	$1,241,615	$1,238,080	$1,203,229	$1,190,151	$1,158,312
Less accumulated depreciation	(301,593)	(290,958)	(280,316)	(272,481)	(262,961)
Total real estate properties, net	$940,022	$947,122	$922,913	$917,670	$895,351
Cash and cash equivalents	2,673	2,617	3,340	3,383	4,863
Assets held for sale, net	—	—	5,265	6,205	5,465
Other assets, net	60,900	60,354	59,239	60,003	60,613
Total assets	$1,003,595	$1,010,093	$990,757	$987,261	$966,292

Liabilities And Stockholders' Equity
Debt, net	$559,321	$559,260	$532,199	$530,138	$500,077
Accounts payable and accrued liabilities	17,691	16,431	14,925	17,205	13,944
Other liabilities, net	12,341	13,059	14,246	13,095	14,451
Total liabilities	$589,353	$588,750	$561,370	$560,438	$528,472
Preferred stock	—	—	—	—	—
Common stock	287	286	285	285	284
Additional paid-in capital	722,454	719,819	717,450	714,890	712,498
Cumulative net income	95,689	93,325	90,777	76,349	74,709
Accumulated other comprehensive gain	9,047	7,395	6,691	7,568	9,121
Cumulative dividends	(413,235)	(399,482)	(385,816)	(372,269)	(358,792)
Total stockholders’ equity	$414,242	$421,343	$429,387	$426,823	$437,820
Total liabilities and stockholders' equity	$1,003,595	$1,010,093	$990,757	$987,261	$966,292

Second Quarter 2026 Supplemental Information	6

Consolidated Statements Of Operations (Amounts in thousands, except per share data)

	2Q 2026	1Q 2026	4Q 2025	3Q 2025	2Q 2025
Revenues
Rental income	$30,971	$31,269	$30,679	$30,814	$30,128
Other operating interest	253	255	267	272	(1,043)
Total Revenues	$31,224	$31,524	$30,946	$31,086	$29,085

Expenses
Property operating	5,865	6,369	6,014	5,930	5,585
General and administrative (1)	4,890	5,108	4,778	4,658	10,559
Depreciation and amortization	10,738	10,657	10,814	10,902	10,879
Total Expenses	$21,493	$22,134	$21,606	$21,490	$27,023

Other (Expense) Income
Gain (loss), net of impairment, on the sale of real estate assets	46	(46)	12,051	(888)	640
Interest expense	(7,428)	(6,799)	(6,959)	(7,075)	(6,592)
Credit loss reserve	—	—	—	—	(8,672)
Deferred income tax benefit (expense)	12	—	(23)	—	—
Interest and other income, net	3	3	19	7	5
Total Other (Expense) Income	($7,367)	($6,842)	$5,088	($7,956)	($14,619)
Net Income (Loss)	$2,364	$2,548	$14,428	$1,640	($12,557)

Net Income (Loss) Per Common Share - Basic & Diluted	$0.06	$0.07	$0.51	$0.03	($0.50)
Weighted Average Common Shares Outstanding	27,016	26,991	26,953	26,934	26,803
Dividends Declared, Per Common Share, In The Period	$0.4800	$0.4775	$0.4750	$0.4725	$0.4700

(1) General And Administrative Expenses:
Non-cash vs. Cash:
Non-cash (stock-based compensation)	56.8%	53.1%	54.4%	52.9%	54.3%
Cash	43.2%	46.9%	45.6%	47.1%	45.7%
As a % of Revenue:
Non-cash (stock-based compensation)	8.9%	8.6%	8.4%	8.0%	8.7%
Cash	6.8%	7.6%	7.0%	7.1%	7.3%

Second Quarter 2026 Supplemental Information	7

Reconciliation of Non-GAAP Measures (Amounts in thousands, except per share data)

FFO, AFFO, AFFO Adjusted, FAD	2Q 2026	1Q 2026	4Q 2025	3Q 2025	2Q 2025
Net Income (Loss)	$2,364	$2,548	$14,428	$1,640	($12,557)
Real estate depreciation and amortization	10,900	10,805	10,952	11,019	10,861
Credit loss reserve	—	—	—	—	8,672
(Gain) loss, net of impairment, on the sale of real estate assets	(46)	46	(12,051)	888	(640)
FFO	$13,218	$13,399	$13,329	$13,547	$6,336
Straight-line rent	(591)	(760)	(985)	(913)	(1,184)
Stock-based compensation	2,778	2,711	2,599	2,465	2,531
Accelerated amortization of stock-based compensation	—	—	—	—	4,591
Severance and transition related expenses	—	—	—	—	1,311
AFFO	$15,405	$15,350	$14,943	$15,099	$13,585
Non-real estate depreciation and amortization	24	26	28	29	17
Amortization of above (below) market leases	(41)	(38)	2	(41)	(54)
Amortization of debt issuance costs	255	255	255	255	255
AFFO, Adjusted for other non-cash items	$15,643	$15,593	$15,228	$15,342	$13,803
Leasing commissions	(202)	(607)	(909)	(804)	(323)
Tenant improvements	(1,107)	(733)	(1,278)	(1,169)	(448)
Recurring capex	(1,340)	(940)	(1,463)	(1,506)	(1,743)
FAD	$12,994	$13,313	$11,578	$11,863	$11,289

Per Diluted Share Amounts:
FFO Per Common Share	$0.48	$0.49	$0.49	$0.50	$0.23
AFFO Per Common Share	$0.56	$0.56	$0.55	$0.56	$0.50
Weighted Average Common Shares Outstanding	27,752	27,570	27,259	27,195	27,011

Second Quarter 2026 Supplemental Information	8

Reconciliation of Non-GAAP Measures (continued) (Amounts in thousands)

Net Operating Income (NOI)	2Q 2026	1Q 2026	4Q 2025	3Q 2025	2Q 2025
Net income (loss)	$2,364	$2,548	$14,428	$1,640	($12,557)
General and administrative	4,890	5,108	4,778	4,658	4,657
Accelerated amortization of deferred compensation	—	—	—	—	4,591
Severance and transition-related compensation	—	—	—	—	1,311
Depreciation and amortization	10,738	10,657	10,814	10,902	10,879
(Gain) loss, net of impairment, on the sale of real estate assets	(46)	46	(12,051)	888	(640)
Credit loss reserve	—	—	—	—	8,672
Interest expense	7,428	6,799	6,959	7,075	6,592
Deferred Income tax (benefit) expense	(12)	—	23	—	—
Interest and other income, net	(3)	(3)	(19)	(7)	(5)
NOI	$25,359	$25,155	$24,932	$25,156	$23,500

Annualized NOI	$101,436	$100,620	$99,728	$100,624	$94,000

EBITDAre And Adjusted EBITDAre
Net income (loss)	$2,364	$2,548	$14,428	$1,640	($12,557)
Interest expense	7,428	6,799	6,959	7,075	6,592
Depreciation and amortization	10,738	10,657	10,814	10,902	10,879
Deferred Income tax (benefit) expense	(12)	—	23	—	—
(Gain) loss, net of impairment, on the sale of real estate assets	(46)	46	(12,051)	888	(640)
EBITDAre	$20,472	$20,050	$20,173	$20,505	$4,274
Non-cash stock-based compensation expense	2,778	2,711	2,599	2,465	2,531
Accelerated amortization of stock-based compensation	—	—	—	—	4,591
Credit loss reserve	—	—	—	—	8,672
Adjusted EBITDAre	$23,250	$22,761	$22,772	$22,970	$20,068

Adjusted EBITDAre Annualized	$93,000	$91,044	$91,088	$91,880	$80,272

Second Quarter 2026 Supplemental Information	9

Weighted Average Shares (Amounts in thousands, except per share data)

Weighted Average Common Shares Outstanding	2Q 2026	1Q 2026	4Q 2025	3Q 2025	2Q 2025
Weighted average common shares outstanding	28,606	28,556	28,471	28,430	28,364
Unvested restricted shares	(1,590)	(1,565)	(1,518)	(1,496)	(1,561)
Weighted average common shares outstanding - EPS	27,016	26,991	26,953	26,934	26,803

Weighted average common shares outstanding - FFO Basic	27,016	26,991	26,953	26,934	26,803
Potential dilutive common shares (from below)	736	579	306	261	208
Weighted average common shares outstanding - FFO Diluted	27,752	27,570	27,259	27,195	27,011

Treasury Share Calculation
Unrecognized deferred compensation-end of period	$16,233	$17,257	$17,665	$19,968	$19,919
Unrecognized deferred compensation-beginning of period	$17,616	$17,665	$19,968	$19,919	$25,420
Average unrecognized deferred compensation	$16,925	$17,461	$18,817	$19,944	$22,670
Average share price per share	$17.36	$16.87	$14.93	$15.66	$16.50
Treasury shares	975	1,035	1,260	1,274	1,374

Unvested restricted shares	(1,590)	(1,565)	(1,518)	(1,496)	(1,561)
Unvested restricted share units	(121)	(49)	(48)	(39)	(21)
Treasury shares	975	1,035	1,260	1,274	1,374
Potential dilutive common shares	736	579	306	261	208

Second Quarter 2026 Supplemental Information	10

Debt Summary

	Principal Balance	Floating Rate	Fixed Rate	Maturity
	(in thousands)

Revolving credit facility	$285,000	5.32%		10/2029
Term loan A-4 (fully hedged)	125,000		3.60%	3/2028
Term loan A-5 (fully hedged)	150,000		5.61%	3/2030
Debt	560,000
Deferred Financing Costs, net	(679)
Debt, net	$559,321

Selected Debt Covenant Performance

Metric	Required	2Q 2026
Leverage ratio	≤ 60.0%	44.6%
Fixed charge coverage ratio	≥ 1.50	3.0
Tangible net worth (in thousands)	≥ $504,476	$695,589
Secured indebtedness	≤ 30.0%	—%
Minimum debt service coverage ratio	≥ 2.0	3.2

Second Quarter 2026 Supplemental Information	11

2026 Property Investments

Property	Market	Property Type	Date Acquired	% Leased at Acquisition	Purchase Price (in thousands)	Square Feet
Nobis Rehabilitation Hospital	Pinellas Park, FL	IRF	2/19/2026	100.0%	$28,500	37,151
				100.0%	$28,500	37,151

2026 Property Dispositions and Capital Recycling

Property	Market	Property Type	Date Disposed	% Occupied	Sales Price (in thousands)	Square Feet
Colonial Blvd Office	Fort Myers, FL	SC	2/12/2026	—%	$5,550	46,356
Batesville Regional Medical Center	Batesville, MS	MOB	6/5/2026	100.0%	$460	9,263
					$6,010	55,619

Second Quarter 2026 Supplemental Information	12

Portfolio Diversification (Amounts in thousands, except property count)

	Property	Leased Square Footage		Annualized Rent
Property Type	Count	Amount	%	Amount	%
Medical Office Building (MOB)	92	1,933	47.6%	$40,357	35.0%
Inpatient Rehabilitation Facilities (IRF)	11	438	10.8%	26,808	23.2%
Acute Inpatient Behavioral (AIB)	11	550	13.6%	18,637	16.1%
Specialty Centers (SC)	35	306	7.5%	9,955	8.6%
Physician Clinics (PC)	33	397	9.8%	9,216	8.0%
Surgical Centers and Hospitals (SCH)	6	140	3.4%	4,628	4.0%
Behavioral Specialty Facilities (BSF)	7	186	4.6%	3,622	3.1%
Long-term Acute Care Hospitals (LTACH)	2	109	2.7%	2,312	2.0%
Total	197	4,059	100%	$115,535	100%

	Property	Leased Square Footage		Annualized Rent
State	Count	Amount	%	Amount	%
Florida	26	453	11.2%	$16,758	14.5%
Texas	15	410	10.1%	16,328	14.1%
Ohio	25	462	11.4%	11,070	9.6%
Illinois	20	418	10.3%	10,955	9.5%
Pennsylvania	15	296	7.3%	6,710	5.8%
Maryland	5	160	3.9%	4,611	4.0%
Massachusetts	3	173	4.3%	4,338	3.8%
Louisiana	2	90	2.2%	4,166	3.6%
West Virginia	2	140	3.4%	3,474	3.0%
Georgia	7	166	4.1%	3,373	2.9%
All Others	77	1,291	31.8%	33,752	29.2%
Total	197	4,059	100%	$115,535	100%

	Property	Leased Square Footage		Annualized Rent
Tenant	Count	Amount	%	Amount	%
US Healthvest	3	239	5.9%	$8,227	7.1%
Lifepoint Health	4	124	3.1%	7,269	6.3%
PAM Health	2	93	2.3%	5,637	4.9%
Assurance Health	6	79	1.9%	3,312	2.9%
Summit Behavioral Healthcare	1	132	3.3%	3,264	2.8%
University of Pittsburgh Medical Center	6	114	2.8%	3,053	2.6%
Worcester Behavioral Innovations Hospital	1	82	2.0%	2,814	2.4%
Nobis Rehabilitation Partners	1	37	0.9%	2,654	2.3%
Exalt Health	1	37	0.9%	2,654	2.3%
Oceans Behavioral	2	60	1.5%	2,586	2.2%
All Others	170	3,062	75.4%	74,065	64.2%
Total	197	4,059	100%	$115,535	100%

Second Quarter 2026 Supplemental Information	13

Portfolio Overview (Amounts in thousands, except property count)

Asset Type	Property Count		Leased Occupancy	Annualized Rent
		Gross RSF		Amount	%

Single-Tenant Outpatient	87	1,362	95.1%	$31,134	27.0%
Multi-Tenant Outpatient	85	2,003	83.2%	36,644	31.7%
Inpatient Rehab Facilities(1)	13	547	100.0%	29,120	25.2%
Acute Inpatient Behavioral	12	608	90.4%	18,637	16.1%
Total Portfolio	197	4,520	89.8%	$115,535	100.0%

(1) Includes two LTACH facilities.

Ownership Type	Property Count		Gross RSF
	Fee Simple	Ground Lease	Fee Simple	Ground Lease

Count / Square Footage	191	6	4,420	100
% of Total Portfolio	97.0%	3.0%	97.8%	2.2%

Lease Statistics (Amounts in thousands)

Lease Activity	2Q 2026	1Q 2026	4Q 2025	3Q 2025	2Q 2025

Leased Square Feet at beginning of period	4,073	4,076	4,059	4,063	4,073
Vacancies	(57)	(93)	(22)	(76)	(19)
New leases	51	53	43	35	9
Acquisitions/(Dispositions)	(9)	37	(4)	37	—
Leased Square Feet at end of period	4,059	4,073	4,076	4,059	4,063

Renewals square feet	155	83	78	249	102
Trailing 12-months retention rate	69.5%	71.0%	82.8%	78.3%	68.7%

Lease Type & Escalators	Leased RSF	% Total	Average Annual Fixed Lease Escalator %	% of Leases with Fixed Escalators

Net	3,501	86.3%
Modified Gross	378	9.3%
Gross	180	4.4%
Total	4,059	100.0%	2.0%	93.4%

Second Quarter 2026 Supplemental Information	14

Lease Expirations

		Leased Sq. Ft.		Annualized Rent
Year	Number of Leases	Amount (thousands)	Percent (%)	Amount ($) (thousands)	Percent (%)
2026	30	157	3.9%	$3,065	2.6%
2027	75	415	10.2%	9,426	8.1%
2028	72	466	11.5%	9,764	8.4%
2029	50	392	9.7%	10,266	8.9%
2030	36	299	7.4%	7,023	6.1%
2031	45	527	13.0%	14,205	12.3%
2032	25	196	4.8%	3,989	3.5%
2033	15	83	2.0%	1,970	1.7%
2034	21	267	6.6%	9,668	8.4%
2035	16	233	5.7%	9,013	7.8%
Thereafter	45	1,015	25.0%	36,968	32.0%
Month-to-Month	7	9	0.2%	178	0.2%
Totals	437	4,059	100%	$115,535	100%

Second Quarter 2026 Supplemental Information	15

Property Locations

Approximately 55% of our property revenues are in MSAs with populations over 1,000,000 and approximately 95% are in statistical areas with populations over 100,000.

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Lancaster MOB	MOB	10,098	0.22%	$313.8	0.27%	12,844,441	Los Angeles-Long Beach-Anaheim, CA	2
Congress Medical Building 350	MOB	17,543	0.39%	$169.7	0.15%	9,434,123	Chicago-Naperville-Elgin, IL-IN	3
Congress Medical Building 390	MOB	30,855	0.68%	$526.9	0.46%	9,434,123	Chicago-Naperville-Elgin, IL-IN	3
Future Diagnostics Group	SC	8,876	0.20%	$320.5	0.28%	9,434,123	Chicago-Naperville-Elgin, IL-IN	3
Gurnee Medical Office Building	MOB	22,968	0.51%	$207.3	0.18%	9,434,123	Chicago-Naperville-Elgin, IL-IN	3
New Lenox Medical Clinic	PC	7,905	0.17%	$347.8	0.30%	9,434,123	Chicago-Naperville-Elgin, IL-IN	3
Morris Medical Center	MOB	18,470	0.41%	$388.7	0.34%	9,434,123	Chicago-Naperville-Elgin, IL-IN	3
Oak Lawn Medical Plaza	MOB	26,508	0.59%	$468.8	0.41%	9,434,123	Chicago-Naperville-Elgin, IL-IN	3
Lincolnwood Medical Building	PC	14,863	0.33%	$323.4	0.28%	9,434,123	Chicago-Naperville-Elgin, IL-IN	3
Joliet Medical Building	SC	44,888	0.99%	$462.0	0.40%	9,434,123	Chicago-Naperville-Elgin, IL-IN	3
Endeavor Health	PC	13,700	0.30%	$293.2	0.25%	9,434,123	Chicago-Naperville-Elgin, IL-IN	3
Skin MD	PC	13,565	0.30%	$539.8	0.47%	9,434,123	Chicago-Naperville-Elgin, IL-IN	3
Chicago Behavioral Hospital	AIB	85,000	1.88%	$2,316.1	2.00%	9,434,123	Chicago-Naperville-Elgin, IL-IN	3
US HealthVest - Lake	AIB	83,658	1.85%	$3,054.1	2.64%	9,434,123	Chicago-Naperville-Elgin, IL-IN	3
Texas Rehabilitation Hospital of Fort Worth, LLC	IRF	39,761	0.88%	$2,109.9	1.83%	8,477,157	Dallas-Fort Worth-Arlington, TX	4
Bayside Medical Center	MOB	50,593	1.12%	$1,119.8	0.97%	7,904,627	Houston-Pasadena-The Woodlands, TX	5
Gessner Road MOB	MOB	14,347	0.32%	$368.2	0.32%	7,904,627	Houston-Pasadena-The Woodlands, TX	5
Clear Lake Institute for Rehabilitation	IRF	55,646	1.23%	$3,137.2	2.72%	7,904,627	Houston-Pasadena-The Woodlands, TX	5
TRT Recovery Cartersville, LLC	BSF	38,339	0.85%	$1,048.8	0.91%	6,482,182	Atlanta-Sandy Springs-Roswell, GA	6
Dahlonega Medical Mall	MOB	22,805	0.50%	$399.3	0.35%	6,482,182	Atlanta-Sandy Springs-Roswell, GA	6
Clinton Towers MOB	MOB	37,371	0.83%	$917.9	0.79%	6,465,724	Washington-Arlington-Alexandria, DC-VA-MD-WV	7
2301 Research Boulevard	MOB	93,130	2.06%	$2,432.7	2.11%	6,465,724	Washington-Arlington-Alexandria, DC-VA-MD-WV	7
Haddon Hill Professional Center	MOB	25,118	0.56%	$303.7	0.26%	6,329,118	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	9
Hopebridge - Westlake	BSF	15,057	0.33%	$239.2	0.21%	6,329,118	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	9
Continuum Wellness Center	MOB	8,227	0.18%	$172.9	0.15%	5,228,938	Phoenix-Mesa-Chandler, AZ	10

Second Quarter 2026 Supplemental Information	16

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Virtuous Health Center	SCH	11,722	0.26%	$441.3	0.38%	5,228,938	Phoenix-Mesa-Chandler, AZ	10
Desert Mtn Health Center	BSF	14,046	0.31%	$647.2	0.56%	5,228,938	Phoenix-Mesa-Chandler, AZ	10
Associated Surgical Center of Dearborn	SCH	12,400	0.27%	$377.8	0.33%	4,390,913	Detroit-Warren-Dearborn, MI	14
Berry Surgical Center	SCH	27,217	0.60%	$653.0	0.57%	4,390,913	Detroit-Warren-Dearborn, MI	14
Smokey Point Behavioral Hospital	AIB	70,100	1.55%	$2,856.6	2.47%	4,161,883	Seattle-Tacoma-Bellevue, WA	15
Sanford Health Bemidji 1611	MOB	45,800	1.01%	$1,616.3	1.40%	3,790,295	Minneapolis-St. Paul-Bloomington, MN-WI	16
Sanford Health Bemidji 1705	MOB	28,900	0.64%	$649.5	0.56%	3,790,295	Minneapolis-St. Paul-Bloomington, MN-WI	16
Bay Area Physicians Center	MOB	17,943	0.40%	$421.5	0.36%	3,418,895	Tampa-St. Petersburg-Clearwater, FL	17
Nobis Rehabilitation Hospital	IRF	37,151	0.82%	$2,654.5	2.30%	3,418,895	Tampa-St. Petersburg-Clearwater, FL	17
Sanderling Dialysis Center - 2102	SC	11,300	0.25%	$450.1	0.39%	3,282,248	San Diego-Chula Vista-Carlsbad, CA	18
Liberty Dialysis	SC	8,450	0.19%	$270.7	0.23%	3,092,037	Denver-Aurora-Centennial, CO	19
Bassin Center For Plastic-Surgery-Villages	PC	2,894	0.06%	$183.0	0.16%	2,957,672	Orlando-Kissimmee-Sanford, FL	20
Kissimmee Medical Plaza	PC	4,634	0.10%	$139.0	0.12%	2,957,672	Orlando-Kissimmee-Sanford, FL	20
PAM Health Rehabilitation Hospital of Ocoee	IRF	37,151	0.82%	$2,500.0	2.16%	2,957,672	Orlando-Kissimmee-Sanford, FL	20
Orthopaedic Associates of Osceola	PC	15,167	0.34%	$378.7	0.33%	2,957,672	Orlando-Kissimmee-Sanford, FL	20
Medical Village at Wintergarden	MOB	21,532	0.48%	$642.8	0.56%	2,957,672	Orlando-Kissimmee-Sanford, FL	20
Waters Edge Medical	MOB	23,388	0.52%	$412.8	0.36%	2,857,781	Baltimore-Columbia-Towson, MD	22
Northbay Professional Pavilion	MOB	19,656	0.43%	$488.3	0.42%	2,857,781	Baltimore-Columbia-Towson, MD	22
Righttime Medical Care	SC	6,236	0.14%	$359.5	0.31%	2,857,781	Baltimore-Columbia-Towson, MD	22
Belleville Medical Office	PC	6,487	0.14%	$—	—%	2,814,421	St. Louis, MO-IL	23
Eyecare Partners - 1310	PC	5,560	0.12%	$55.5	0.05%	2,814,421	St. Louis, MO-IL	23
Eyecare Partners - 3990	SCH	16,608	0.37%	$310.6	0.27%	2,814,421	St. Louis, MO-IL	23
Eyecare Partners - 204	PC	6,311	0.14%	$52.0	0.05%	2,814,421	St. Louis, MO-IL	23
Heartland Women's Healthcare of Advantia Shiloh	PC	16,212	0.36%	$366.6	0.32%	2,814,421	St. Louis, MO-IL	23
Heartland Women's Healthcare of Advantia Wentzville	PC	7,900	0.17%	$140.4	0.12%	2,814,421	St. Louis, MO-IL	23
Baptist Health	PC	13,500	0.30%	$387.5	0.34%	2,813,140	San Antonio-New Braunfels, TX	24
San Antonio Head & Neck Surgical Associates	PC	6,500	0.14%	$199.4	0.17%	2,813,140	San Antonio-New Braunfels, TX	24
Rehabilitation Institute of South San Antonio	IRF	38,000	0.84%	$2,203.1	1.91%	2,813,140	San Antonio-New Braunfels, TX	24
JDH Professional Building	MOB	12,376	0.27%	$264.5	0.23%	2,813,140	San Antonio-New Braunfels, TX	24
The Heart & Vascular Center	PC	15,878	0.35%	$323.4	0.28%	2,421,992	Pittsburgh, PA	28

Second Quarter 2026 Supplemental Information	17

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Butler Medical Center	MOB	10,116	0.22%	$172.5	0.15%	2,421,992	Pittsburgh, PA	28
Forefront Dermatology Building	PC	15,650	0.35%	$357.9	0.31%	2,421,992	Pittsburgh, PA	28
Nesbitt Place	MOB	56,003	1.24%	$1,078.3	0.93%	2,421,992	Pittsburgh, PA	28
Greentree Primary Care	MOB	33,715	0.75%	$1,053.5	0.91%	2,421,992	Pittsburgh, PA	28
Vascular Access Centers of Southern Nevada	SC	4,800	0.11%	$131.4	0.11%	2,407,226	Las Vegas-Henderson-North Las Vegas, NV	29
Assurance Health System - 11690	AIB	14,381	0.32%	$601.5	0.52%	2,312,858	Cincinnati, OH-KY-IN	30
Cavalier Medical & Dialysis Center	MOB	17,614	0.39%	$224.9	0.19%	2,312,858	Cincinnati, OH-KY-IN	30
51 Cavalier Blvd	MOB	17,935	0.40%	$228.1	0.20%	2,312,858	Cincinnati, OH-KY-IN	30
Anderson Ferry Plaza	MOB	43,791	0.97%	$654.1	0.57%	2,312,858	Cincinnati, OH-KY-IN	30
Liberty Rehabilitation Hospital	IRF	37,720	0.83%	$2,556.6	2.21%	2,312,858	Cincinnati, OH-KY-IN	30
Florence Medical Building	MOB	17,845	0.39%	$263.3	0.23%	2,312,858	Cincinnati, OH-KY-IN	30
Prairie Star Medical Facility I	MOB	24,724	0.55%	$648.1	0.56%	2,270,682	Kansas City, MO-KS	31
Prairie Star Medical Facility II	MOB	24,842	0.55%	$292.5	0.25%	2,270,682	Kansas City, MO-KS	31
Ravines Edge	MOB	16,751	0.37%	$—	—%	2,242,028	Columbus, OH	32
Hope Valley Recovery - Circleville	BSF	7,787	0.17%	$88.5	0.08%	2,242,028	Columbus, OH	32
Sedalia Medical Center	MOB	19,426	0.43%	$342.8	0.30%	2,242,028	Columbus, OH	32
Assurance Health, LLC	AIB	10,200	0.23%	$395.3	0.34%	2,205,695	Indianapolis-Carmel-Greenwood, IN	33
Assurance Health System - 900	AIB	13,722	0.30%	$538.0	0.47%	2,205,695	Indianapolis-Carmel-Greenwood, IN	33
Kindred Hospital Indianapolis North	LTACH	38,123	0.84%	$1,652.4	1.43%	2,205,695	Indianapolis-Carmel-Greenwood, IN	33
Brook Park Medical Building	MOB	18,444	0.41%	$99.7	0.09%	2,165,775	Cleveland, OH	35
Smith Road	MOB	16,802	0.37%	$334.7	0.29%	2,165,775	Cleveland, OH	35
Assurance - Hudson	AIB	13,290	0.29%	$601.7	0.52%	2,165,775	Cleveland, OH	35
Rockside Medical Center	MOB	55,413	1.23%	$759.5	0.66%	2,165,775	Cleveland, OH	35
Westlake Medical Office	MOB	14,100	0.31%	$244.2	0.21%	2,165,775	Cleveland, OH	35
Virginia Orthopaedic & Spine Specialists	PC	8,445	0.19%	$162.5	0.14%	1,797,213	Virginia Beach-Chesapeake-Norfolk, VA-NC	37
LTAC Hospital of SE Massachusetts	LTACH	70,657	1.56%	$659.4	0.57%	1,708,161	Providence-Warwick, RI-MA	39
Warwick Oncology Center	SC	10,236	0.23%	$325.3	0.28%	1,708,161	Providence-Warwick, RI-MA	39
South County Hospital	PC	13,268	0.29%	$330.4	0.29%	1,708,161	Providence-Warwick, RI-MA	39
Mercy Rehabilitation Hospital	IRF	39,637	0.88%	$2,109.9	1.83%	1,512,813	Oklahoma City, OK	42
Memphis Center	MOB	11,669	0.26%	$246.5	0.21%	1,341,412	Memphis, TN-MS-AR	45
Sanderling Dialysis Center - 7710	SC	10,133	0.22%	$599.8	0.52%	1,341,412	Memphis, TN-MS-AR	45

Second Quarter 2026 Supplemental Information	18

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Gardendale MOB	MOB	12,956	0.29%	$333.0	0.29%	1,197,766	Birmingham, AL	48
Sanford West Behavioral Facility	BSF	96,886	2.14%	$1,421.3	1.23%	1,183,645	Grand Rapids-Wyoming-Kentwood, MI	49
Glastonbury	MOB	48,375	1.07%	$961.9	0.83%	1,171,426	Hartford-West Hartford-East Hartford, CT	50
Sterling Medical Center	MOB	28,478	0.63%	$592.8	0.51%	1,155,653	Buffalo-Cheektowaga, NY	51
Los Alamos Professional Plaza	MOB	43,395	0.96%	$432.3	0.37%	921,549	McAllen-Edinburg-Mission, TX	64
UMass Memorial Health Cancer Center	SC	20,046	0.44%	$865.2	0.75%	888,502	Worcester, MA	68
Worcester Behavioral	AIB	81,972	1.81%	$2,813.8	2.44%	888,502	Worcester, MA	68
El Paso Rehabilitation Hospital	IRF	38,000	0.84%	$2,203.1	1.91%	881,291	El Paso, TX	70
Columbia Gastroenterology Surgery Center	PC	17,016	0.38%	$352.7	0.31%	879,918	Columbia, SC	71
Genesis Care - Bonita Springs	SC	4,445	0.10%	$304.6	0.26%	875,607	Cape Coral-Fort Myers, FL	72
Cape Coral Suite 3	SC	12,130	0.27%	$477.8	0.41%	875,607	Cape Coral-Fort Myers, FL	72
Cape Coral Suite 3A	MOB	2,023	0.04%	$41.4	0.04%	875,607	Cape Coral-Fort Myers, FL	72
Cape Coral Suite 5 & 6	MOB	6,379	0.14%	$107.4	0.09%	875,607	Cape Coral-Fort Myers, FL	72
Corporate Office 3660	MOB	22,104	0.49%	$658.3	0.57%	875,607	Cape Coral-Fort Myers, FL	72
Corporate Annex Building	MOB	16,000	0.35%	$329.0	0.28%	875,607	Cape Coral-Fort Myers, FL	72
Wildwood Hammock RPET Facility	SC	10,832	0.24%	$455.2	0.39%	875,607	Cape Coral-Fort Myers, FL	72
Wildwood Hammock - Diagnostic Imaging	SC	9,376	0.21%	$430.4	0.37%	875,607	Cape Coral-Fort Myers, FL	72
Wildwood Hammock - Northland	MOB	1,201	0.03%	$14.4	0.01%	875,607	Cape Coral-Fort Myers, FL	72
Eye Health of America 4101	MOB	43,322	0.96%	$1,026.2	0.89%	875,607	Cape Coral-Fort Myers, FL	72
Eye Health of America 2665	MOB	3,200	0.07%	$36.2	0.03%	875,607	Cape Coral-Fort Myers, FL	72
Eye Health of America 1320	MOB	6,757	0.15%	$63.0	0.05%	875,607	Cape Coral-Fort Myers, FL	72
Everest Physical Rehabilitation Hospital	IRF	37,151	0.82%	$2,654.5	2.30%	874,790	Lakeland-Winter Haven, FL	73
Parkway Professional Plaza	MOB	41,909	0.93%	$1,014.4	0.88%	874,790	Lakeland-Winter Haven, FL	73
Davita Turner Road	SC	18,125	0.40%	$372.7	0.32%	826,554	Dayton-Kettering-Beavercreek, OH	76
Davita Springboro Pike	SC	10,510	0.23%	$192.4	0.17%	826,554	Dayton-Kettering-Beavercreek, OH	76
Davita Business Center Court	SC	12,988	0.29%	$242.4	0.21%	826,554	Dayton-Kettering-Beavercreek, OH	76
Mercy One Physicians Clinic	PC	17,318	0.38%	$414.3	0.36%	758,539	Des Moines-West Des Moines, IA	82
Daytona Medical Office	MOB	20,193	0.45%	$382.3	0.33%	746,933	Deltona-Daytona Beach-Ormond Beach, FL	83
Debary Professional Plaza	MOB	21,361	0.47%	$348.2	0.30%	746,933	Deltona-Daytona Beach-Ormond Beach, FL	83
UW Health Clinic- Portage	PC	14,000	0.31%	$342.3	0.30%	709,685	Madison, WI	86

Second Quarter 2026 Supplemental Information	19

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Novus Clinic	SCH	14,315	0.32%	$309.8	0.27%	701,780	Akron, Oh	87
Aurora Health Center	PC	15,650	0.35%	$344.3	0.30%	701,780	Akron, Oh	87
Bassin Center For Plastic Surgery-Melbourne	PC	5,228	0.12%	$330.6	0.29%	663,982	Palm Bay-Melbourne-Titusville, FL	89
Cypress Medical Center	MOB	37,428	0.83%	$471.1	0.41%	663,809	Wichita, KS	90
Family Medicine East	PC	16,581	0.37%	$—	—%	663,809	Wichita, KS	90
Wichita Medical Clinic	PC	18,681	0.41%	$—	—%	663,809	Wichita, KS	90
Mercy Rehabilitation Hospital - Northwest Arkansas	IRF	38,817	0.86%	$2,330.5	2.02%	622,177	Fayetteville-Springdale-Rogers, AR	94
Pennsylvania Gastroenterology	PC	20,400	0.45%	$605.0	0.52%	617,427	Harrisburg-Carlisle, PA	95
Penn State Health - Camp Hill	SC	8,400	0.19%	$—	—%	617,427	Harrisburg-Carlisle, PA	95
Penn State Health - Harrisburg	SC	10,000	0.22%	$200.9	0.17%	617,427	Harrisburg-Carlisle, PA	95
Perrysburg Medical Arts Building	MOB	26,585	0.59%	$508.8	0.44%	599,376	Toledo, OH	98
Sunforest Ct Medical Center	MOB	23,368	0.52%	$339.3	0.29%	599,376	Toledo, OH	98
Assurance - Toledo	AIB	13,290	0.29%	$565.4	0.49%	599,376	Toledo, OH	98
Granite Circle	MOB	17,164	0.38%	$244.2	0.21%	599,376	Toledo, OH	98
Cardiology Associates of Greater Waterbury	PC	16,793	0.37%	$348.5	0.30%	578,741	New Haven, CT	100
Riverview Medical Center	MOB	26,427	0.58%	$803.5	0.70%	574,418	Scranton--Wilkes-Barre, PA	103
NEI - 200	MOB	22,743	0.50%	$409.4	0.35%	574,418	Scranton--Wilkes-Barre, PA	103
NEI - 204	MOB	15,768	0.35%	$236.4	0.20%	574,418	Scranton--Wilkes-Barre, PA	103
Treasure Coast Medical Pavilion	MOB	55,844	1.24%	$938.0	0.81%	568,721	Port St. Lucie, FL	104
Grandview Plaza	MOB	20,042	0.44%	$322.7	0.28%	563,159	Lancaster, PA	105
Pinnacle Health	PC	10,753	0.24%	$252.7	0.22%	563,159	Lancaster, PA	105
Manteca Medical Group Building	MOB	10,519	0.23%	$331.6	0.29%	557,719	Modesto, CA	106
Gulf Coast Cancer Centers-Brewton	SC	3,971	0.09%	$—	—%	556,444	Huntsville, AL	107
Martin Foot & Ankle Clinic	PC	27,100	0.60%	$440.4	0.38%	473,197	York-Hanover, PA	116
Lafayette Behavioral	AIB	31,650	0.70%	$1,630.9	1.41%	423,758	Lafayette, LA	132
Biltmore Medical Office	SC	11,099	0.25%	$229.2	0.20%	422,345	Asheville, NC	134
Genesis Care - Weaverville	SC	10,696	0.24%	$480.0	0.42%	422,345	Asheville, NC	134
Belden Medical Arts Building	MOB	47,366	1.05%	$506.7	0.44%	400,246	Canton-Massillon, OH	140
Hills & Dales Professional Center	MOB	27,881	0.62%	$371.0	0.32%	400,246	Canton-Massillon, OH	140
Prattville Town Center Medical Office Bldg	MOB	13,319	0.29%	$278.4	0.24%	388,747	Montgomery, AL	145
Bluewater Orthopedics Center	MOB	10,255	0.23%	$226.6	0.20%	315,098	Crestview-Fort Walton Beach-Destin, FL	168

Second Quarter 2026 Supplemental Information	20

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Wellmont Bristol Urgent Care	SC	4,548	0.10%	$79.6	0.07%	314,834	Kingsport-Bristol, TN-VA	169
Norton Medical Clinic	SC	4,843	0.11%	$60.3	0.05%	314,834	Kingsport-Bristol, TN-VA	169
Norton Medical Plaza	MOB	32,773	0.73%	$340.8	0.29%	314,834	Kingsport-Bristol, TN-VA	169
Steeles Road Medical Building	PC	10,804	0.24%	$164.8	0.14%	314,834	Kingsport-Bristol, TN-VA	169
Londonderry Centre	MOB	21,203	0.47%	$447.7	0.39%	308,807	Waco, TX	171
Longview Rehabilitation Hospital	IRF	38,817	0.86%	$2,349.2	2.03%	297,315	Longview, TX	173
Gulf Coast Cancer Centers-Foley	SC	6,146	0.14%	$178.2	0.15%	267,761	Daphne-Fairhope-Foley, AL	189
Gulf Shores Building	SC	6,398	0.14%	$51.3	0.04%	267,761	Daphne-Fairhope-Foley, AL	189
Monroe Surgical Hospital	SCH	58,121	1.29%	$2,535.5	2.19%	222,390	Monroe, LA	217
Ft. Valley Dialysis Center	SC	4,920	0.11%	$88.8	0.08%	208,091	Warner Robins, GA	228
Meridian Behavioral Health Systems	AIB	132,430	2.93%	$3,263.5	2.82%	200,170	Charleston, WV	233
Tuscola Professional Building	MOB	25,500	0.56%	$622.4	0.54%	187,688	Saginaw, MI	241
Kedplasma	SC	12,870	0.28%	$272.1	0.24%	186,177	Burlington, NC	243
Redding Oncology Center	SC	12,206	0.27%	$585.9	0.51%	181,648	Redding, CA	249
Decatur Morgan Hospital Medical Office Building	MOB	35,933	0.79%	$201.7	0.17%	160,326	Decatur, AL	272
Bourbonnais Medical Center	MOB	54,894	1.21%	$618.2	0.54%	105,525	Kankakee, IL	351
Parkside Family & Davita Clinics	MOB	15,637	0.35%	$222.2	0.19%	99,864	Victoria, TX	363
Hopebridge - Columbus	BSF	13,969	0.31%	$177.4	0.15%	85,729	Columbus, IN	375
Cub Lake Square	MOB	48,528	1.07%	$1,052.7	0.91%	109,946	Show Low, AZ	n/a
UPMC Specialty Care	MOB	25,982	0.57%	$453.4	0.39%	107,860	Hermitage, PA	n/a
Emory Healthcare - 303	MOB	61,301	1.36%	$952.6	0.82%	107,097	LaGrange, GA-AL	n/a
Emory Southern Orthopedics - 1805	MOB	31,473	0.70%	$733.5	0.63%	107,097	LaGrange, GA-AL	n/a
Emory Southern Orthopedics - 1801	MOB	2,972	0.07%	$62.7	0.05%	107,097	LaGrange, GA-AL	n/a
Emory Healthcare - 1610	MOB	5,600	0.12%	$87.0	0.08%	107,097	LaGrange, GA-AL	n/a
Davita Etowah Dialysis Center	SC	4,720	0.10%	$71.6	0.06%	71,590	Athens, TN	n/a
Marion Medical Plaza	MOB	27,246	0.60%	$390.3	0.34%	65,115	Marion, OH	n/a
Pahrump Medical Plaza	MOB	12,545	0.28%	$487.2	0.42%	57,336	Pahrump, NV	n/a
Corsicana Medical Plaza	MOB	17,746	0.39%	$378.1	0.33%	57,181	Corsicana, TX	n/a
Arkansas Valley Surgery Center	MOB	10,717	0.24%	$241.5	0.21%	50,039	Cañon City, CO	n/a
Baylor Scott & White Clinic	PC	37,354	0.83%	$505.8	0.44%	38,288	Brenham, TX	n/a
Fremont Medical Office Building & Surgery Ctr	MOB	13,050	0.29%	$348.5	0.30%	38,057	Fremont, NE	n/a

Second Quarter 2026 Supplemental Information	21

Property Name	Property Type	Area	% of Square Feet	Annualized Rent ($000's)	% of Annualized Rent	Population	MSA/MISA	Rank
Eyecare Partners - 408	PC	8,421	0.19%	$134.3	0.12%	36,382	Centralia, IL	n/a
Ottumwa Medical Clinic - 1005	MOB	68,895	1.52%	$747.2	0.65%	35,210	Ottumwa, IA	n/a
Ottumwa Medical Clinic - 1007	MOB	6,850	0.15%	$96.2	0.08%	35,210	Ottumwa, IA	n/a
Fresenius Gallipolis Dialysis Center	SC	15,110	0.33%	$160.2	0.14%	29,072	Gallipolis, OH	n/a
Sanderling Dialysis Center - 780	SC	4,186	0.09%	$320.4	0.28%	26,410	Crescent City, CA	n/a
Princeton Cancer Center	SC	7,236	0.16%	$210.6	0.18%	County: 57,454	Rural - No CBSA	n/a
Andalusia Medical Plaza	SC	10,373	0.23%	$301.4	0.26%	County: 37,750	Rural - No CBSA	n/a
North Mississippi Health Services - 1107	MOB	17,629	0.39%	$102.0	0.09%	County: 33,928	Rural - No CBSA	n/a
North Mississippi Health Services - 1111	MOB	27,743	0.61%	$160.5	0.14%	County: 33,928	Rural - No CBSA	n/a
North Mississippi Health Services - 1127	MOB	18,074	0.40%	$104.6	0.09%	County: 33,928	Rural - No CBSA	n/a
North Mississippi Health Services - 404	MOB	9,890	0.22%	$57.2	0.05%	County: 33,928	Rural - No CBSA	n/a
North Mississippi Health Services - 305	MOB	3,378	0.07%	$19.5	0.02%	County: 33,928	Rural - No CBSA	n/a
Tri Lakes Behavioral	BSF	58,400	1.29%	$—	—%	County: 32,965	Rural - No CBSA	n/a
Russellville Medical Plaza	MOB	29,129	0.64%	$173.1	0.15%	County: 31,870	Rural - No CBSA	n/a
Wellmont Lebanon Urgent Care	SC	8,369	0.19%	$108.8	0.09%	County: 25,635	Rural - No CBSA	n/a
Lexington Carilion Clinic	PC	15,820	0.35%	$399.8	0.35%	County: 22,573	Rural - No CBSA	n/a
Sanderling Dialysis Center - 102	SC	5,217	0.12%	$295.6	0.26%	County: 13,464	Rural - No CBSA	n/a

Second Quarter 2026 Supplemental Information	22

Reporting Definitions

Acute Inpatient Behavioral Facilities (AIB): Behavioral inpatient acute care facilities are healthcare facilities that provide a range of clinical services for mental health and/or substance abuse diagnoses on an inpatient basis. Behavioral health services provided may include assessment, treatment, individual medical evaluation and management (including medication management), individual and group therapy, behavioral health counseling, family therapy and psychological testing for recipients of all ages.

Annualized Rent: Stabilized base rent for leases in place at the end of the period multiplied by 12.

Behavioral Specialty Facilities (BSF): Behavioral specialty facilities are healthcare facilities that provide a range of clinical services for mental health and/or substance abuse diagnoses. Behavioral health services provided may include assessment, treatment, individual medical evaluation and management (including medication management), individual and group therapy, behavioral health counseling, family therapy and psychological testing for recipients of all ages.

EBITDAre and Adjusted EBITDAre: The Company uses the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") definition of EBITDAre which is net income plus interest expense, income tax expense, and depreciation and amortization, plus losses or minus gains on the disposition of depreciable property, including losses/gains on change of control, plus impairment write-downs of depreciable property and of investments in unconsolidated affiliates caused by a decrease in value of depreciable property in the affiliate, plus or minus adjustments to reflect the entity's share of EBITDAre of unconsolidated affiliates and consolidated affiliates with non-controlling interest. The Company also presents Adjusted EBITDAre which is EBITDAre before non-cash stock-based compensation amortization, and Adjusted EBITDAre Annualized which is Adjusted EBITDAre multiplied by four.

We consider EBITDAre and Adjusted EBITDAre important measures because they provide additional information to allow management, investors, and our current and potential creditors to evaluate and compare our core operating results and our ability to service debt.

Funds Available for Distribution (FAD)
We calculate FAD by deducting leasing commissions, as well as tenant improvements and recurring capital expenditures that are not part of our redevelopment projects from AFFO, Adjusted for other non-cash items. The Company believes FAD is useful in analyzing the amount of cash available for distribution to stockholders and as an indicator of the sustainability of the Company's dividends.

Funds from Operations (FFO), Adjusted Funds from Operations (AFFO) and AFFO, Adjusted for other non-cash items: Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market conditions, many industry investors deem presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For that reason, the Company considers funds from operations ("FFO") and adjusted funds from operations ("AFFO"), including AFFO, Adjusted for other non-cash items, to be appropriate measures of operating performance of an equity real estate investment trust ("REIT"). In particular, the Company believes that AFFO is useful because it allows investors, analysts and Company management to compare the Company's operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences caused by unanticipated items and other events.

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Reporting Definitions (continued)

The Company uses the NAREIT definition of FFO. FFO is an operating performance measure adopted by NAREIT. NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to net income (calculated in accordance with GAAP), excluding gains or losses from the sale of certain real estate assets, gains and losses from change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, plus depreciation and amortization related to real estate properties, and after adjustments for unconsolidated partnerships and joint ventures. NAREIT also provides REITs with an option to exclude gains, losses and impairments of assets that are incidental to the main business of the REIT from the calculation of FFO. The Company has included AFFO which it has defined as FFO, excluding certain expenses related to closing costs of properties acquired accounted for as business combinations and mortgages funded, excluding straight-line rent and the amortization of stock-based compensation, and including or excluding other non-cash items from time to time. The Company has also included AFFO, Adjusted for other non-cash items, which adjusts AFFO for certain non-cash items, including non-real estate depreciation and amortization, amortization of above(below) market lease intangibles and amortization of debt issuance costs. AFFO and AFFO, Adjusted for other non-cash items that are presented herein may not be comparable to similar measures presented by other real estate companies due to the fact that not all real estate companies use the same definitions.

FFO, AFFO, and AFFO, Adjusted for other non-cash items should not be considered as alternatives to net income (determined in accordance with GAAP) as indicators of the Company's financial performance or as alternatives to cash flow from operating activities (determined in accordance with GAAP) as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs. The Company believes that in order to facilitate a clear understanding of the consolidated historical operating results of the Company, FFO, AFFO, and AFFO, Adjusted for other non-cash items should be examined in conjunction with net income as presented elsewhere herein.

Inpatient Rehabilitation Facilities (IRF): Inpatient rehabilitation facilities are free standing rehabilitation hospitals, or may be units within an acute care hospital, that provide intensive rehabilitation programs to patients.

Long-Term Acute Care Hospitals (LTACH): Long-term acute care hospitals provide inpatient services for patients with complex medical conditions who require more sensitive care, monitoring or emergency support than that available in most skilled nursing facilities.

Medical Office Building (MOB): Medical office buildings are buildings occupied by healthcare providers and may be located near hospitals or other facilities where healthcare services are rendered or in close proximity to a population base. Medical office buildings can be leased to physicians, physician practice groups, hospitals, healthcare systems or other healthcare providers.

Metropolitan Statistical Area (MSA or MISA): MSAs or MISAs are geographical regions with relatively higher population densities at their core and have close economic ties throughout their area. MSAs and MISAs are defined by the Office of Management and Budget.

Second Quarter 2026 Supplemental Information	24

Reporting Definitions (continued)

Net Operating Income (NOI): NOI is a non-GAAP financial measure that is defined as net income or loss, computed in accordance with GAAP, generated from our total portfolio of properties and other investments before general and administrative expenses, depreciation and amortization expense, gains or loss on the sale of real estate properties or other investments, interest expense, and income tax expense. We believe that NOI provides an accurate measure of operating performance of our operating assets because NOI excludes certain items that are not associated with management of the properties. CHCT's use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing NOI. The Company also presents Annualized NOI which is NOI multiplied by four.

Physician Clinics (PC): Physician clinics are freestanding healthcare facilities that are primarily devoted to the care of ambulatory patients, can be privately operated or publicly managed and funded, and typically provide primary healthcare needs of populations in local communities utilizing physicians and other healthcare providers.

Specialty Centers (SC): Specialty centers include various types of centers which may, among others, include oncology centers, dialysis centers, urgent care centers, and blood plasma centers.

Surgical Centers and Hospitals (SCH): Surgical centers and hospitals may include outpatient surgery centers where surgical procedures not requiring an overnight hospital stay are performed; as well as specialty hospitals that focus on providing care for certain conditions and performing certain procedures, such as cardiovascular and orthopedic surgery.

Total Capitalization: Debt plus stockholders' equity plus accumulated depreciation.

Second Quarter 2026 Supplemental Information	25

Disclaimers

Forward-Looking Statements
Certain statements made in this supplemental information package constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, our statements regarding anticipated market conditions are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as "believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” "outlook," "continue," "projects," “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans, expectations, or intentions.

Forward-looking statements reflect the views of our management regarding current expectations and projections about future events and are based on currently available information. These forward-looking statements are not guarantees of future performance and involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data, or methods which may be incorrect or imprecise and we may not be able to realize them.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes after the date of this supplemental information package, except as required by applicable law. You should not place undue reliance on any forward-looking statements that are based on information currently available to us or the third parties making the forward-looking statements. For a discussion of factors that could impact our future results, performance or transactions, see Part I, Item 1A (Risk Factors) of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and the Company’s other filings with the Securities and Exchange Commission from time to time.

Non-GAAP Financial Measures
This presentation includes EBITDAre, Adjusted EBITDAre, Adjusted EBITDAre Annualized, Net Operating Income (or NOI), Annualized NOI, Funds From Operations (or FFO), Adjusted Funds From Operations (or AFFO), and AFFO, Adjusted for other non-cash items, and Funds Available for Distribution (or FAD) which are non-GAAP financial measures. For purposes of the Securities and Exchange Commission’s (“SEC”) Regulation G, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets or statements of cash flows (or equivalent statements) of the company, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. As used in this presentation, GAAP refers to generally accepted accounting principles in the United States of America. Our use of the non-GAAP financial measure terms herein may not be comparable to that of other real estate investment trusts. Pursuant to the requirements of Regulation G, we have provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Second Quarter 2026 Supplemental Information	26